                         NOTICE OF GUARANTEED DELIVERY
                                       TO
                         TENDER SHARES OF COMMON STOCK
                                       OF
                          ENVIRONMENT ONE CORPORATION

    AS SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE (AS DEFINED BELOW), THIS INSTRUMENT OR ONE SUBSTANTIALLY EQUIVALENT HERETO MUST BE USED TO ACCEPT THE OFFER (AS DEFINED BELOW) IF CERTIFICATES FOR SHARES (AS DEFINED BELOW) ARE NOT IMMEDIATELY AVAILABLE OR THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS CANNOT BE DELIVERED TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN SECTION 1 OF THE OFFER TO PURCHASE) OR IF THE PROCEDURE FOR DELIVERY BY BOOK-ENTRY TRANSFER CANNOT BE COMPLETED ON A TIMELY BASIS. THIS INSTRUMENT MAY BE DELIVERED BY HAND OR TRANSMITTED BY TELEGRAM, TELEX, FACSIMILE TRANSMISSION OR MAIL TO THE DEPOSITARY.

                        THE DEPOSITARY FOR THE OFFER IS:
                              THE BANK OF NEW YORK

BY MAIL:                                           FACSIMILE:               BY HAND OR OVERNIGHT COURIER:
TENDER & EXCHANGE DEPARTMENT            (FOR ELIGIBLE INSTITUTIONS ONLY)    TENDER & EXCHANGE DEPARTMENT
PO BOX 11248                                     (212) 815-6213             101 BARCLAY STREET
CHURCH STREET STATION                      FOR INFORMATION TELEPHONE        RECEIVER AND DELIVER WINDOW
NEW YORK, NEW YORK 10286-1248                    (800) 507-9357             NEW YORK, NEW YORK 10286

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OR TELEX NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby tenders to EOC Acquisition Corporation, a New York corporation (the "Purchaser"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 3, 1998 (the "Offer to Purchase") and in the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of Common Stock, $.10 par value (the "Shares"), indicated below of Environment One Corporation, a New York corporation, pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase.

Signature(s) --------------------------------           Address(escrows) ----------------------------

Name(s) -----------------------------------             -------------------------------------------
                                                                               Zip Code

-------------------------------------------             Area Code and Tel. No(s). -------------------
                 Please Type or Print

Number of Shares ---------------------------            (Check box if Shares will be tendered by book-entry
                                                        transfer)
Certificate Nos. (If Available)

-------------------------------------------             / / The Depository Trust Company

-------------------------------------------

Dated -------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees delivery to the Depositary of either the certificates evidencing all tendered Shares, in proper form for transfer, or delivery of Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility"), in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, all within three (3) Nasdaq National Market trading days after the date hereof.

-------------------------------------------             -------------------------------------------
                     Name of Firm                                        Authorized Signature

-------------------------------------------             Name --------------------------------------
                       Address                                           Please Type or Print

-------------------------------------------             Title ---------------------------------------
                       Zip Code

Area Code and Tel. No. ----------------------           Dated -------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS FORM--CERTIFICATES ARE TO BE
      DELIVERED WITH YOUR LETTER OF TRANSMITTAL.